SCHEDULE TO FORM OF SEVERANCE AGREEMENT(1)
               ------------------------------------------


The Company has entered into Severance Agreements with the following executive officers(2):

        Executive Officer                  Date Agreement Executed
        -----------------                  -----------------------

        James S. Andrasick                 September 1, 2000

        Christopher J. Benjamin            May 1, 2004

        Matthew J. Cox                     May 1, 2002

        W. Allen Doane                     September 1, 2000

        G. Stephen Holaday                 September 1, 2000

        Stanley M. Kuriyama                September 1, 2000


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(1) Form of Severance Agreement was filed as Exhibit 10.b.1.(xli) to A&B's Form
    10-Q for the quarter ended September 30, 2000.
(2) This is a listing of those executive officers with severance agreements; it is not a complete list of the executive officers of Alexander &
    Baldwin, Inc.